Exhibit 10.1
Dated as of June 1, 2009
TLC Vision (USA) Corporation
16305 Swingley Ridge Road, Suite 300
Chesterfield, MO 63017
Attention: Michael Gries
Re: Consent and Amendment No. 2 to Limited Waiver and Amendment No. 2 to Credit Agreement
Ladies and Gentlemen:
     We refer to the Limited Waiver and Amendment No. 2 to Credit Agreement, dated as of March 31, 2009, among TLC Vision (USA) Corporation (the “Borrower”), TLC Vision Corporation (“Parent”), as Guarantor, CIT Healthcare LLC, as Issuing Bank, Collateral Agent and Administrative Agent, and the Required Lenders party thereto (as amended, “the Limited Waiver”). Capitalized terms used but not defined in this Consent and Amendment No. 2 to Limited Waiver and Amendment No. 2 to Credit Agreement (this “Amendment No. 2 to Limited Waiver”) have the same meanings herein as in the Limited Waiver.
     The Loan Parties have requested that the Required Lenders grant an extension with respect to the Waiver Period (as defined in the Limited Waiver). Accordingly, the Loan Parties hereby agree with the undersigned Required Lenders as follows:
     SECTION 1. Amendment of Limited Waiver . Section 1(c) of the Limited Waiver is hereby amended by amending and restating in its entirety the definition of “Waiver Period” as follows:
     “Waiver Period” means the period commencing on the Amendment No. 2 Effective Date and ending on the earlier to occur of (A) 5 p.m. (New York time) June 5, 2009 and (B) the occurrence of any Default or Event of Default (other than a Specified Default).
     SECTION 2. Consent. The Required Lenders hereby consent to and waive (a) the Event of Default under Section 6.01(c) of the Credit Agreement due to the Parent executing the financing agreements dated as of May 29, 2009 with First Insurance Funding Corp.; provided that neither of such financial agreements shall be amended or waived without the prior written consent of the Required Lenders, and (b) the Event of Default under Section 6.01(c) of the Credit Agreement due to the dissolution of TLC The London Laser Center Inc. on June 30, 2008.
     SECTION 3. Acknowledgments and Agreements of the Loan Parties. Each of the Loan Parties hereby irrevocably and unconditionally agrees, acknowledges and affirms to the Agents, the Issuing Bank and the Lenders that except for the amendments to the Limited Waiver set forth in Section 1 hereof and the consent and waiver set forth in Section 2 hereof, this

Amendment No. 2 to Limited Waiver shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Agents, the Issuing Bank or the Lenders under any of the Loan Documents, nor alter, modify, amend or in any way affect any of the rights, remedies, obligations or any covenants of the Loan Parties contained in any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect.
     SECTION 4. Representations and Warranties. Each of the Loan Parties hereby represents and warrants to the Agents, the Issuing Bank and the Lenders that:
     (a) Due Execution and Authorization; Legal, Valid and Binding Obligation. This Amendment No. 2 to Limited Waiver has been duly executed and delivered by each Loan Party. The execution and delivery by each Loan Party of this Amendment No. 2 to Limited Waiver is within such Loan Party’s powers and has been duly authorized by all necessary action on its part. This Amendment No. 2 to Limited Waiver constitutes the legal, valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
     (b) No Conflicts. The execution, delivery and performance by each Loan Party of this Amendment No. 2 to Limited Waiver, are within such Loan Party’s corporate, limited liability company, limited liability partnership or limited partnership (as applicable) powers, have been duly authorized by all necessary corporate, limited liability company, limited liability partnership or limited partnership (as applicable) action, and do not (i) contravene such Loan Party’s charter, bylaws, limited liability company agreement, partnership agreement or other constituent documents, (ii) violate any law, rule regulation, order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.
     (c) Representations. After giving effect to this Amendment No. 2 to Limited Waiver each of the representations and warranties made by any Loan Party contained in the Loan Documents is true and correct in all material respects as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.
     (d) Ratification of Obligations.
     (i) There are no understandings or agreements relating to the Obligations other than the Loan Documents.

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     (ii) Neither the Lenders, any Agent, nor the Issuing Bank are in default under any of the Loan Documents or otherwise have breached any obligations to the Loan Parties.
     (iii) There are no offsets, counterclaims or defenses to the Obligations or to the rights, remedies or powers of the Administrative Agent, the Collateral Agent, the Issuing Bank, or any Lender in respect of any of the Obligations or any of the Loan Documents, and the Loan Parties agree not to interpose (and each does hereby waive and release) any such defense, set-off or counterclaim in any action brought by the Administrative Agent, the Collateral Agent, the Issuing Bank or any of the Lenders with respect thereto.
     (e) No Defaults. No Default or Event of Default exists on the date hereof, other than the Specified Defaults.
     SECTION 5. Conditions to Effectiveness. This Amendment No. 2 to Limited Waiver shall become effective if, and only if, on or before June 3, 2009, each of the following conditions precedent shall have been satisfied:
     (a) Execution and Delivery of Documents. The Administrative Agent and counsel to the Required Lenders shall have received (i) duly executed counterparts of this Amendment No. 2 to Limited Waiver which, when taken together, bear the authorized signatures of each of the Borrower, the Parent and the Required Lenders, required for this Amendment No. 2 to Limited Waiver to become effective and (ii) duly executed counterparts of the Consent, in the form of Annex A hereto, which when taken together, bear the authorized signatures of each of the Loan Parties.
     (b) Obligations. The Borrower shall have paid in full all principal, interest and any other Obligations due and payable on or prior to the date hereof (including, without limitation, interest in an aggregate amount of $275,383.34 due and payable on June 1, 2009).
     (c) Closing Certificate. The Administrative Agent and counsel to the Required Lenders shall have received a certificate, dated as of the date hereof, signed by the Chief Financial Officer of the Borrower, to the effect that (i) each of the representations and warranties of the Loan Parties contained in Section 4 hereof are true and correct as of the date hereof, and (ii) all conditions to the effectiveness of this Amendment No. 2 to Limited Waiver set forth in this Section 5 have been satisfied in all respects.
     (d) Incumbency Certificate. The Administrative Agent and counsel to the Required Lenders shall have received incumbency certificates, dated as of the date hereof, signed respectively by a duly authorized officer of each of the Loan Parties, and giving the name and bearing a specimen signature of each individual who shall be authorized (x) to sign, in the name and on behalf of such Person this Amendment No. 2 to Limited Waiver, and (y) to give notices and to take other action on behalf of such Person under this Amendment No. 2 to Limited Waiver and the Loan Documents. Such certified

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copies or certificate shall be in form and substance reasonably satisfactory to the Required Lenders.
     SECTION 6. Release. In consideration of the foregoing, each of the Loan Parties and its successors and assigns (collectively, the “Releasors”), as applicable, release and forever discharge the Agents, the Issuing Bank, and each Lender that executes this Amendment No. 2 to Limited Waiver and their respective affiliates, officers, directors, employees, agents, attorneys, predecessors, successors and assigns, both present and former (collectively, together with the Agents, the Issuing Bank and each Lender, the “Bank Affiliates”), of and from any and all manner of action and actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in law or in equity, relating to or arising out of any Loan Document, against any of the Bank Affiliates which any Releasor ever had or now has on the date hereof, upon or by reason of any manner, cause, causes or thing whatsoever, whether presently existing, suspected, known, unknown, contemplated or anticipated.
     SECTION 7. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     SECTION 8. RESERVATION OF RIGHTS. Each of the Agents, the Issuing Bank and the Lenders hereby expressly reserves all of its rights and remedies (whether direct or indirect) against (a) each of James C. Wachtman, Steven P. Rasche, Larry Hohl and Brian L. Andrew and (b) the Loan Parties with respect to all severance agreements between any Loan Party and James C. Wachtman, Steven P. Rasche, Larry Hohl and Brian L. Andrew respectively.
     SECTION 9. Miscellaneous. This Amendment No. 2 to Limited Waiver constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior understandings or agreements which may have existed with respect thereto. Except as expressly provided herein, this Amendment No. 2 to Limited Waiver shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Agents or the Lender Parties under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the obligations or covenants contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect. To the extent there is any inconsistency between the terms and provisions of any Loan Document and the terms and provisions of this Amendment No. 2 to Limited Waiver, the terms and provisions of this Amendment No. 2 to Limited Waiver shall govern. The headings used in this Amendment No. 2 to Limited Waiver are for convenience of reference only and shall not in any way be deemed to limit, define or describe the scope and intent of this Amendment No. 2 to Limited Waiver or any provision hereof. This Amendment No. 2 to Limited Waiver shall be binding upon and inure to the benefit of each of the Lenders, the Agents and the Issuing Bank and each of the Loan Parties, and to each of their respective successors and assigns. This Amendment No. 2 to Limited Waiver may not be modified or amended except by a written instrument executed by the party to be charged. Execution and delivery of this Amendment No. 2 to Limited Waiver by facsimile transmission or other electronic means shall constitute execution and delivery of this Amendment No. 2 to Limited Waiver for all purposes, with the same force and effect as execution and delivery of an

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original manually signed copy hereof. This Amendment No. 2 to Limited Waiver may be executed in any number of counterparts by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and same agreement.
[Remainder of this page intentionally left blank]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Limited Waiver to be duly executed by their duly authorized officers, all as of the date first above written.

Very truly yours, TLC VISION (USA) CORPORATION, as Borrower
By:	/s/ James Tiffany
	Name:	James Tiffany
	Title:	President and Chief Operating Officer

TLC VISION CORPORATION, as Parent and Guarantor
By:	/s/ James Tiffany
	Name:	James Tiffany
	Title:	President and Chief Operating Officer

Annex A
CONSENT
Dated as of June 1, 2009
     We, the undersigned, as (a) Guarantors under the Guaranty and (b) Grantors under the Security Agreements and the Intellectual Property Security Agreement (each as defined in the Amended and Restated Credit Agreement, dated as of June 21, 2007 (as amended, “the Credit Agreement”)), hereby consent to the foregoing Amendment No. 2 to Limited Waiver dated as of the date hereof, and hereby confirm and agree that notwithstanding the effectiveness of such Amendment No. 2 to Limited Waiver, each of the Guaranty, the Security Agreements and the Intellectual Property Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects. Capitalized terms used but not defined in this Consent have the same meanings herein as in the Credit Agreement.

GUARANTORS TLC VISION CORPORATION
By:	/s/ James Tiffany
	Name:	James Tiffany
	Title:	President and Chief Operating Officer

AMERICAN EYE INSTRUMENTS, INC.
LASER EYE SURGERY, INC.
LASER VISION CENTERS, INC.
LVCI CALIFORNIA, LLC
      By: Laser Vision Centers, Inc., its Member
SIGHTPATH MEDICAL INC.
OR PARTNERS, INC.
O.R. PROVIDERS, INC.
SOUTHEAST MEDICAL, INC.
SOUTHERN OPHTHALMICS, INC.
TLC CAPITAL CORPORATION
TLC FLORIDA EYE LASER CENTER, LLC
               By: TLC THE LASER CENTER (INSTITUTE) INC., ITS MEMBER
TLC LASER EYE CENTERS (ATAC), LLC
TLC LASER EYE CENTERS (REFRACTIVE I) INC.
TLC MANAGEMENT SERVICES, INC.
TLC MIDWEST EYE LASER CENTER, INC.
TLC THE LASER CENTER (ANNAPOLIS) INC.
TLC THE LASER CENTER (BALTIMORE MANAGEMENT) LLC
TLC THE LASER CENTER (BALTIMORE) INC.
TLC THE LASER CENTER (BOCA RATON) LIMITED
               PARTNERSHIP
               By: (NORTHEAST) INC., ITS GENERAL PARTNER
TLC THE LASER CENTER (CAROLINA) INC.
TLC THE LASER CENTER (CONNECTICUT) L.L.C.
               By: TLC THE LASER CENTER (NORTHEAST) INC., ITS SOLE MEMBER
TLC THE LASER CENTER (INSTITUTE) INC.
TLC THE LASER CENTER (NORTHEAST) INC.
TLC VC,LLC
TLC VISION SOURCE, INC.
TLC WHITTEN LASER EYE ASSOCIATES, LLC
               By: TLC THE LASER CENTER (NORTHEAST) INC., ITS MEMBER
TRUVISION, INC.
TRUVISION CONTACTS, INC.
TRUVISION PROVIDER ONLINE SERVICES, INC.
VALLEY LASER EYE CENTER, LLC
By: LASER VISION CENTERS, INC., ITS SOLE MEMBER

By:	/s/ James Tiffany
	Name:	James Tiffany
	Title:	President and Chief Operating Officer

TLC THE LASER CENTER (MONCTON) INC. RHEO CLINIC INC. VISION CORPORATION
By:	/s/ James Tiffany
	Name:	James Tiffany
	Title:	President and Chief Operating Officer

Brentwood CLO LTD.
By: Highland Capital Management, L.P.
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner
Agreed to and Accepted By:
[Each Lender to provide a signature page]

By:	/s/ Michael Colvin

Name: Michael Colvin, Secretary
Title: Strand Advisors, Inc., General Partner of Highland Capital Management, L.P
[Signature Page to Amendment No. 2 to Limited Waiver and Amendment No. 2 to Credit Agreement]

Loan Funding IV LLC
By. Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner
Agreed to and Accepted By:
[Each Lender to provide a signature page]

By:	/s/ Michael Colvin

Name: Michael Colvin, Secretary
Title: Strand Advisors, Inc., General Partner of Highland Capital Management, L.P
[Signature Page to Amendment No. 2 to Limited Waiver and Amendment No. 2 to Credit Agreement]

Agreed to and Accepted By:
[Emerald Orchard Limited]

By:	/s/ ARLENE ARELLANO

Name: ARLENE ARELLANO
Title: AUTHORIZED SIGNATORY
[Signature Page to Amendment No. 2 to Limited Waiver and Amendment No. 2 to Credit Agreement]

Agreed to and Accepted By:
[Each Lender to provide a signature page]
Greenbriar CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc.
Its General Partner

By:	/s/ Michael Colvin

Name: Michael Colvin, Secretary
Title: Strand Advisors, Inc., General Partner of Highland Capital Management, L.P
[Signature Page to Amendment No. 2 to Limited Waiver and Amendment No. 2 to Credit Agreement]

Agreed to and Accepted By:
[HCSMF SCOTIA SWAP]

By:	/s/ ARLENE ARELLANO

Name: ARLENE ARELLANO
Title: AUTHORIZED SIGNATORY
[Signature Page to Amendment No. 2 to Limited Waiver and Amendment No. 2 to Credit Agreement]

Loan Star State Trust
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its Investment Advisor
Agreed to and Accepted By:
[Each Lender to provide a signature page]

By:	/s/ Michael Colvin

Name: Michael Colvin, Secretary
Title: Strand Advisors, Inc., General Partner of Highland Capital Management, L.P
[ Signature Page to Amendment No.2 to Limited Waiver and Amendment No.2 to Credit Agreement ]

Longhorn Credit Funding, LLC
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc.
Its General Partner
Agreed to and Accepted By:
[Each Lender to provide a signature page]

By:	/s/ Michael Colvin

	Name:	Michael Colvin, Secretary
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P
[Signature Page to Amendment No. 2 to Limited Waiver and Amendment No. 2 to Credit Agreement]

Red River CLO Ltd.
By: Highland Capital Management, L.P.
As Collateral Manager
By: Strand Advisors, Inc., Its General Partner
Agreed to and Accepted By:
[Each Lender to provide a signature page]

By:	/s/ Michael Colvin

	Name:	Michael Colvin, Secretary
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P
[Signature Page to Amendment No. 2 to Limited Waiver and Amendment No. 2 to Credit Agreement]

Rockwall CDO II Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner
Agreed to and Accepted By:
[Each Lender to provide a signature page]

By:	/s/ Michael Colvin

	Name:	Michael Colvin, Secretary
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P
[Signature Page to Amendment No. 2 to Limited Waiver and Amendment No. 2 to Credit Agreement]

Southfork CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner
Agreed to and Accepted By:
[Each Lender to provide a signature page]

By:	/s/ Michael Colvin

	Name:	Michael Colvin, Secretary
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P
[Signature Page to Amendment No. 2 to Limited Waiver and Amendment No. 2 to Credit Agreement]

Agreed to and Accepted By:	Loan Funding VII LLC
By: Highland Capital Management, L.P., As Collateral Manager
[Each Lender to provide a signature page]	By: Strand Advisors, Inc., Its General Partner

By:	/s/ Michael Colvin

	Name:	Michael Colvin, Secretary
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P
[Signature Page to Amendment No. 2 to Limited Waiver and Amendment No. 2 to Credit Agreement]

Agreed to and Accepted By:
GALE FORCE 1 CLO, LTD.
By: GSO / Blackstone Debt Funds Management LLC as
Collateral Manager

By:	/s/ Dean T. Criares

Name:	Dean T. Criares
Title:	Authorized Signatory
[Signature Page to Amendment No. 2 to Limited Waiver and Amendment No. 2 to Credit Agreement]

Agreed to and Accepted By:
GALE FORCE 3 CLO, LTD.
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Dean T. Criares

Name:	Dean T. Criares
Title:	Authorized Signatory
[Signature Page to Amendment No. 2 to Limited Waiver and Amendment No. 2 to Credit Agreement]

Agreed to and Accepted By:
FM LEVERAGED CAPITAL FUND II
By: GSO / Blackstone Debt Funds Management LLC as
Subadviser to FriedbergMilstein LLC

By:	/s/ Dean T. Criares

Name:	Dean T. Criares
Title:	Authorized Signatory
[Signature Page to Amendment No. 2 to Limited Waiver and Amendment No. 2 to Credit Agreement]

Agreed to and Accepted By:
MONUMENT PARK CDO LTD.
By: Blackstone Debt Advisors L.P.
as Collateral Manager

By:	/s/ Dean T. Criares
Name: Dean T. Criares
Title: Authorized Signatory
[Signature Page to Amendment No. 2 to Limited Waiver and Amendment No. 2 to Credit Agreement]

Agreed to and Accepted By:
CIFC Funding 2007-IV, Ltd.

By:	/s/ Nga Tran

Name: Nga Tran
Title: Head of Institutional Relationships
[Signature Page to Amendment No. 2 to Limited Waiver and Amendment No. 2 to Credit Agreement]

Agreed to and Accepted By:

Denali Capital LLC, managing member of
DC Funding Partners LLC, Collateral Manager for
Spring Road CLO 2007-I, LTD., or an affiliate

By:	/s/ John P. Thacker

Name: John P. Thacker
Title: Chief Credit Officer
[Signature Page to Amendment No. 2 to Limited Waiver and Amendment No. 2 to Credit Agreement]

Agreed to and Accepted By:
Citibank, N.A.

By:	/s/ Mark R. Floyd

Name: Mark R. Floyd
Title: Vice President
[Signature Page to Amendment No. 2 to Limited Waiver and Amendment No. 2 to Credit Agreement]

Agreed to and Accepted By:
National City Bank now a part of PNC

By:	/s/ Josh Kuhn Ask

Name: Josh Kuhn Ask
Title: Assistant Vice President
[Signature Page to Amendment No. 2 to Limited Waiver and Amendment No. 2 to Credit Agreement]

ACA CLO 2007-I, LTD
by its investment advisor
Apidos Capital Management, LLC
Agreed to and Accepted By;
[Each Lender to provide a signature page]

By:	/s/ Vincent Ingeto

Name: Vincent Ingeto
Title: Managing Director